                                                                   EXHIBIT 32(b)

                               CERTIFICATE OF THE
                           CHIEF FINANCIAL OFFICER OF
                         UNIVERSAL FOREST PRODUCTS, INC.

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
      1350):

      I, Michael R. Cole, Chief Financial Officer of Universal Forest Products, Inc., certify, to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) that:

      (1) The report on Form 10-K for the period ended December 25, 2004, which this statement accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in this report on Form 10-Q for the period ended December 25, 2004 fairly presents, in all material respects, the financial condition and results of operations of Universal Forest Products, Inc.

                                    UNIVERSAL FOREST PRODUCTS, INC.

Date: March 10, 2005                By: /s/ Michael R. Cole
                                        -----------------------
                                        Michael R. Cole
                                    Its:Chief Financial Officer